UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 20, 2011 (June 14, 2011)
Centrue Financial Corporation
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-28846	36-3145350

(Commission File Number)	(IRS Employer Identification No.)

7700 Bonhomme Avenue St. Louis, Missouri	63105

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (314) 505-5500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On June 14, 2011, Centrue Financial Corporation (the “Company”) announced that it was delisting its common stock from the Nasdaq Global Market and that it expects that the stock will begin trading on the OTCQB Marketplace effective June 24, 2011. A copy of the Company’s press release describing its reasons for its decision and additional details is attached as Exhibit 99.1 and the information in the press release is incorporated by reference into this report.

Item 9.01	Financial Statements and Exhibits
     (d)     Exhibits:
Exhibit 99.1 June 14, 2011 Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRUE FINANCIAL CORPORATION (Registrant)
	By:	/s/Kurt R. Stevenson
Kurt R. Stevenson, Senior Executive Vice President
Dated: June 20, 2011		and Chief Financial Officer

EXHIBIT INDEX

Number	Description
99.1	June 14, 2011 Press Release